Registration Rights Agreement

                           Dated as of August 24, 1999

                                      among

                           Golden Star Resources Ltd.

                                       and

                            TD Securities (USA) Inc.
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                          REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into on August 24, 1999 among GOLDEN STAR RESOURCES LTD., a Canadian corporation (the "Company"), and TD SECURITIES (USA) INC. (the "Agent").

WHEREAS, pursuant to an agency agreement dated August 16, 1999 between the Company and the Agent (the "Agency Agreement"), the Company has issued and sold $ 4,155,000 aggregate principal amount of subordinate convertible debentures of the Company and 6,923,000 equity units (the "Units") consisting of the Company's common shares (the "Common Shares") and warrants (the "Warrants") to selected institutional investors. Each Unit consists of one Common Share and one-half Warrant. Each whole Warrant entitles the holder thereof upon exercise to one Common Share. Certain terms used herein but not defined herein shall have the meanings ascribed to them in the Agency Agreement;

WHEREAS, as an inducement to the Agent, the Company has agreed that on the Closing Date (as defined in the Agency Agreement) it will issue to the Agent 380,825 Broker Warrants (as defined below) exercisable by the Agent for 12 months from the Closing Date at a price of $0.70 per Common Share, and has agreed further that upon completion of the Bogoso Acquisition (as defined below), the Company shall issue to the Agent a further 380,825 Broker Warrants exercisable by the Agent for 12 months from the Closing Date at a price of $0.70 per Common Share; and

WHEREAS, the Broker Warrants provide that the Agent shall have certain registration rights pursuant to this Agreement.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

            1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

            "1933 Act" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

            "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.
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                                        2

            "Affiliate" of a Person shall mean a Person who controls, is controlled by or is under common control with such Person or, the spouse or children (or a trust exclusively for the benefit of a spouse and/or children) of such person or, in the case of a Holder which is a partnership, its partners.

            "Agency Agreement" shall have the meaning set forth in the preamble of this Agreement.

            "Agent" shall have the meaning set forth in the preamble of this Agreement.

            "Bogoso Acquisition" shall mean the purchase by the Company of a direct or indirect 100% interest in the common shares and indebtedness of Bogoso Gold Limited, a Ghanaian company.

            "Bogoso Acquisition Date" shall mean the date of the completion of the Bogoso Acqusition.

            "Broker Warrants" shall mean collectively the 380,825 Broker Warrants to be issued to the Agent on the Closing Date (the "Tranche 1 Broker Warrants") and the 380,825 Broker Warrants to be issued to the Agent on the closing of the Bogoso Acquisition (the "Tranche 2 Broker Warrants"). Each Broker Warrant is convertible into Common Shares of the Company at an exercise price of $0.70 per Common Share.

            "Closing Date" shall mean the Closing Date as defined in the Agency Agreement.

            "Common Shares" shall have the meaning set forth in the preamble of this Agreement.

            "Company" shall have the meaning set forth in the preamble of this Agreement and also includes the Company's successors.

            "Elliott Registration Rights Agreement" shall mean the registration rights agreement entered into as of June 9, 1999 between the Company and Elliott Associates, L.P. and Westgate International, L.P. relating to the issuance to Elliott Associates, L.P. and Westgate International, L.P. of warrants to purchase Common Shares.

            "Elliott Registration Rights Piggyback" shall have the meaning set forth in Section 2 of this Agreement.
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                                        3

            "Person" shall mean an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

            "Prospectus" shall mean the prospectus included in a Registration Statement or a Shelf Registration Statement, as the case may be, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

            "Registrable Securities" shall mean the Common Shares issuable or issued to the Agent or its permitted transferee or designee upon exercise of the Broker Warrants, or upon any stock split, stock dividend, recapitalization or similar event with respect to such Common Shares. For clarification purposes, "Registrable Securities" includes without limitation the Common Shares to be issued upon exercise of the 380,825 Broker Warrants to be issued to the Agent on the Closing Date and 380,825 Broker Warrants to be issued to the Agent on the Bogoso Acquisition Date.

            "Registration Expenses" shall mean all expenses to be incurred by the Company in connection with the Agent's registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of counsel to the Agent (using one United States counsel and, to the extent necessary, one Canadian counsel, each selected by the Agent) for a reasonable and customary "due diligence" examination of the Company and review of the Shelf Registration Statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

            "Registration Rights Piggyback" shall have the meaning set forth in
      Section 3 of this Agreement.

            "Registration Statement" shall have the meaning set forth in Section 6 of this Agreement.

            "Rule 144" shall mean Rule 144 promulgated under the 1933 Act, or any successor rule to similar effect.
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                                        4

            "Rule 144A" shall mean Rule 144A promulgated under the 1933 Act, or any successor rule to similar effect.

            "SEC" shall mean the Securities and Exchange Commission.

            "Shelf Registration" shall have the meaning set forth in Section 8 of this Agreement.

            "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 8 of this Agreement which covers all of the Registrable Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Units" shall have the meaning set forth in the preamble to this Agreement.

            "Warrants" shall have the meaning set forth in the preamble to this Agreement.

            2. Piggyback Registration Rights Relating to Elliott Registration Rights Agreement. If the Company proposes to file a registration statement with the SEC pursuant to the provisions of the Elliott Registration Rights Agreement, the Company shall give written notice thereof to the Agent at least 21 days prior to the initial filing of such registration statement with the SEC. The Agent shall then have the right, promptly after delivery of the Company's notice, to request in writing that the Company include all or a portion of the Agent's Registrable Securities (including, for clarification purposes, Registrable Securities issuable upon exercise of the Tranche 1 Broker Warrants and/or, if issued, the Tranche 2 Broker Warrants) in such registration statement. The Company shall include in the registration all of the Registrable Securities that the Agent has requested be included. Such event is referred to herein as the "Elliott Registration Rights Piggyback".

            3. Piggyback Registration Rights. If the Company proposes to file a registration statement with the SEC relating to a registration of any of the Company's Common Shares and for any reason the Elliott Registration Rights Piggyback is unavailable to the Agent, the Company shall give written notice thereof to the Agent at least 30 days prior to the initial filing of such registration statement with the SEC. The Agent shall have the right, promptly after delivery of the Company's notice, to request in writing that the Company include all or a portion of the Registrable Securities (including, for clarification purposes, Registrable Securities issuable upon exercise of either the Tranche 1 Broker Warrants or, if issued, the Tranche 2 Broker Warrants) in such registration statement. The Company shall
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                                        5

include in the registration all of the Registrable Securities that the Agent has requested be included. Such event is referred to herein as the "Registration Rights Piggyback".

            4. Restrictive Legend. Each certificate representing the Broker Warrants or Registrable Securities shall, except as otherwise provided in this
Section 4 or in Section 5, be stamped or otherwise imprinted with a legend substantially in the following form:

            "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY OR ANY INTEREST THEREIN MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS IS AVAILABLE."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that Paul, Weiss, Rifkind, Wharton & Garrison shall be satisfactory) the securities being sold thereby may be publicly sold without registration under Rule 144 or otherwise.

            5. Notice of Proposed Transfer. Prior to any proposed transfer of any Broker Warrant or Registrable Securities (other than under the circumstances described in Sections 6, 7 or 8), the Agent shall given written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company (at the Company's expense), shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Paul, Weiss, Rifkind, Wharton & Garrison shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the 1933 Act, whereupon the holder of such Warrant or Shares shall be entitled to transfer such Warrant or Shares in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an Affiliated corporation (in the case of a transferor that is a corporation). Each certificate for the Broker Warrants or Registrable Securities transferred as above provided shall bear the legend set forth in Section 4, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the 1933 Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the 1933 Act. The restrictions provided for in this Section 5 shall not apply to securities
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                                        6

which are not required to bear the legend prescribed by Section 4 in accordance with the provisions of that Section.

            6. Request for Registration. This Section 6 shall apply if registration rights are unavailable to the Agent under Section 2 or Section 3 of this Agreement for any reason.

            (a) Promptly after the Agent is informed of the unavailability of both the Elliott Registration Rights Piggyback and the Registration Rights Piggyback, the Agent may request in a written notice that the Company file a registration statement under the 1933 Act (or a similar document pursuant to any other statute then in effect corresponding to the 1933
      Act) covering the registration of any or all Registrable Securities held by the Agent in the manner and for the number of Registrable Securities specified in such notice (a "Registration Statement"). Following receipt of any notice under this Section 6, and subject to Section 6(b), the Company shall use its reasonable best efforts to cause to be registered under the 1933 Act all Registrable Securities that the Agent has, within thirty (30) days after the Company has received such notice, requested be registered in accordance with the manner of disposition specified in such notice by the Agent.

            (b) If the Agent intends to have the Registrable Securities distributed by means of an underwritten offering, the right of the Agent to include its Registrable Securities in such registration shall be conditioned upon the Agent's participation in such underwritten offering and the inclusion of the Agent's Registrable Securities in the underwritten offering to the extent provided below. If the Agent proposes to distribute Registrable Securities through such underwritten offering, it shall enter into an underwriting agreement in customary form with the underwriter or underwriters. Such underwriter or underwriters shall be selected by the Agent and shall be approved by the Company, which approval shall not be unreasonably withheld, provided, (i) that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Agent, (ii) that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of the Agent, and (iii) that the Agent shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Agent, the Registrable Securities of the Agent and intended method of distribution and any other representations required by law or reasonably required by the underwriters. If the Agent disapproves of the terms of the underwriting, the Agent may elect to withdraw all its Registrable Securities by written notice to the Company and the managing underwriter. The securities so withdrawn shall also be withdrawn from registration.
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                                        7

            (c) Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to effect a registration pursuant to this Section 6 during the period starting with the date of filing by the Company of, and ending on a date one hundred twenty (120) days following the effective date of, a Registration Statement pertaining to a public offering of securities for the account of the Company or on behalf of the selling stockholders under any other registration rights agreement which the holders have been entitled to join pursuant to Section 7; provided, that the Company shall actively employ in good faith all reasonable efforts to cause such Registration Statement to become effective as soon as is practicable.

            (d) The Company shall not be obligated to effect and pay for more than one (1) registrations pursuant to this Section 6; provided, that a registration requested pursuant to this Section 6 shall not be deemed to have been effected for purposes of this Section 6(d) unless (i) it has been declared effective by the SEC, (ii) it has remained effective for the period set forth in Section 12(a), (iii) the Agent has not withdrawn sufficient shares from such registration such that the remaining holders requesting registration would not have been able to request registration under the provisions of Section 6 and (iv) the offering of Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the SEC (other than any such stop order, injunction, or other requirement of the SEC prompted by any act or omission of the Agent).

            7. Incidental Registration. If at any time the Company determines that it shall file a Registration Statement under the 1933 Act (other than a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders) on any form that would also permit the registration of the Registrable Securities and such filing is to be on its behalf and/or on behalf of selling holders of its securities for the general registration of its common shares to be sold for cash, the Company shall each such time promptly give the Agent written notice of such determination setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than forty-five (45) days from the date of such notice, and advising the Agent of its right to have Registrable Securities included in such registration, provided that the Company shall not be required under this Section 7 to include Registrable Securities in such underwritten offering unless the Agent accepts the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company. Upon the written request of the Agent received by the Company no later than thirty (30) days after the date of the Company's notice, the Company shall use its reasonable best efforts to cause to be registered under the 1933 Act all of the Registrable Securities that the Agent has so requested to be registered.
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                                        8

            8. Shelf Registration. This Section 8 shall apply if registration rights are unavailable to the Agent under Section 2 or Section 3 of this Agreement for any reason. As promptly as practicable after the Agent is informed of the unavailability of both the Elliott Registration Rights Piggyback and the Registration Rights Piggyback, upon written request of the Agent given within 15 days of it being so informed, the Company shall file with the SEC a Shelf Registration Statement pursuant to Rule 415 under the 1933 Act on Form S-3 (the "Shelf Registration") relating to the offer and sale of the Registrable Securities by the Company from time to time in accordance with the methods of distribution to be decided by the Company and the Agent and set forth in such Shelf Registration Statement, and use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC within 210 days after the Closing Date.

            The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Agent with respect to information relating to the Company and otherwise as required by Section 12(b) below, to use reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable and to furnish to the Agent copies of any such supplement or amendment promptly after its being used or filed with the SEC.

            9. Expenses of Registration. All expenses incurred in connection with each registration pursuant to Section 2, Section 3, Section 6, Section 7 and Section 8 of this Agreement, excluding underwriters' discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of counsel for the Company, and the fees and disbursements of one counsel for the Agent, shall be paid by the Company; provided, however, that if a registration request pursuant to Section 6 of this Agreement is subsequently withdrawn at the request of the Agent, the Agent shall bear such expenses unless such Agent shall forfeit its right to one requested registration pursuant to Section 6 of this Agreement and provided, further, that if a registration request pursuant to Section 8 of this Agreement is subsequently withdrawn at the request of the Agent, the Company shall not be required to pay any expenses of such registration proceeding, and the Agent shall bear such expenses. The Agent shall bear and pay the underwriting commissions and discounts applicable to securities offered for their account in connection with any registrations, filings and qualifications made pursuant to this Agreement.

            10. Effective Registration Statement. The Company will be deemed not to have used their reasonable best efforts to cause the Registration Statement, or Shelf Registration Statement, as the case may be, to become, or to remain, effective during the
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                                        9

requisite period if it voluntarily takes any action that would result in the Registration Statement, or Shelf Registration Statement, as the case may be, not being declared effective or in the Agent not being able to exchange or offer and sell such Registrable Securities during that period unless (i) such action is required by applicable law or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly complies with the requirements of Section 12(f) hereof, if applicable.

            11. Specific Enforcement. Without limiting the remedies available to the Agent, the Company acknowledges that any failure by it to comply with its obligations under Sections 2, 3, 6 and 7 hereof may result in material irreparable injury to the Agent for which there is no adequate remedy at law, that it will not be possible to measure damages for such and that, in the event of any such failure, the Agent may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 2, 3, 6 and 7 hereof.

            12. Obligations of the Company. Whenever required under Section 6 or
Section 8 to use its reasonable best efforts to effect the registration of any Registrable Securities, the Company shall, subject to the provisions of such sections, as expeditiously as possible:

            (a) Prepare and file with the SEC a Registration Statement, or Shelf Registration Statement, as the case may be, with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement, or Shelf Registration Statement, as the case may be, to become and remain effective for the period of the distribution contemplated thereby determined as provided hereafter.

            (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement, or Shelf Registration Statement, as the case may be, and the prospectus used in connection therewith as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement, or Shelf Registration Statement, as the case may be.

            (c) Furnish to the Agent such numbers of copies of the Registration Statement, or Shelf Registration Statement, as the case may be, and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto) in conformity with the requirements of the 1933 Act and such other documents and information as they may reasonably request.

            (d) Use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement, or Shelf Registration Statement, as
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                                       10

      the case may be, under such other securities or blue sky laws of such jurisdiction within the United States as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the Registration Statement, or Shelf Registration Statement, as the case may be; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction, or subject itself to taxation in any such jurisdiction, or subject itself to taxation in any such jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and provided, further, that the Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that the Agent submit any of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless the Agent agrees to do so.

            (e) Promptly notify the Agent, at any time when a prospectus is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, or Shelf Registration Statement, as the case may be, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of the Agent promptly prepare and furnish to the Agent a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

            (f) Furnish, at the request of the Agent requesting registration of Registrable Securities pursuant to Section 6 or Section 8, if the method of distribution is by means of an underwriting, on the date that the shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Securities becomes effective, (1) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Agent, as to such matters as such underwriters or the Agent, as the case may be, may reasonably request and as would be customary in such a transaction; and
      (2) if such sale is pursuant to an underwritten offering, letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any and, if such
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                                       11

      accountants refuse to deliver such letters to the Agent, then to the Company (i) stating that they are independent certified public accountants within the meaning of the 1933 Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and
      (ii) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or the Agent, as the case may be, may reasonably request and as would be customary in such a transaction.

            (g) Enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the registration statement.

            (h) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve
      (12) months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the 1933 Act.

For purposes of Sections 12(a) and 12(b), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and 150 days after the effective date thereof.

            13. Underwriting Requirements. In connection with any underwritten offering, the Company shall not be required under Section 7 to include Registrable Securities in such underwritten offering unless the Agent accepts the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

            14. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless the Agent, its respective affiliates, and its respective directors, officers, employees and agents, and each Person, if any, who controls any of such parties within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:
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                                       12

            (i) Against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Shelf Registration Statement, as the case may be (or any amendment thereto) pursuant to which Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (ii) Against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 14(d) below) any such settlement is effected with the written consent of the Company.

            (iii) Against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by an indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 14(a).

provided, however, that (i) this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Agent, expressly for use in the Registration Statement, or Shelf Registration Statement, as the case may be (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and (ii) the Company shall not be liable to any indemnified party under this indemnity agreement with respect to the Registration Statement, or Shelf Registration Statement, as the case may be, or Prospectus to the extent that any such loss, claim, damage, liability or expense of such indemnified party results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, the Registration Statement, or Shelf Registration Statement, as the case may be, or Prospectus which untrue statement or omission was corrected in an amended or supplemented Registration Statement, or Shelf Registration Statement, as the case may be or Prospectus, if the person alleging such loss, claim, damage, liability or expense was not sent or given, at or prior to the written confirmation of such sale, a copy of the amended or supplemented Registration Statement, or Shelf Registration Statement, as the case may be, or Prospectus if the Company had previously furnished copies thereof to such indemnified party and if delivery of a prospectus is required by the 1933 Act and was not so made. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) In connection with any Registration Statement or Shelf Registration Statement (or amendments thereto) in which the Agent is participating, the Agent shall promptly furnish to the Company in writing such information with respect to the Agent as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or Shelf Registration Statement and all information required to be disclosed in order to make any information with respect to the Agent previously furnished to the Company by the Agent not materially misleading or necessary to cause such Registration Statement or Shelf Registration Statement not to omit a material fact with respect to the Agent necessary in order to make the statements therein not misleading. The Agent agrees to indemnify and hold harmless the Company, its respective affiliates and its respective directors, officers (including each officer of the Company who signed the Registration Statement, or Shelf Registration Statement, as the case may be), agents, representatives, employees and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all losses, liabilities, claims, damages and expenses described in the indemnity contained in Section 14(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, or Shelf Registration Statement, as the case may be, (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Agent, as the case may be, expressly for use in the Registration Statement, or Shelf Registration Statement, as the case may be (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto); provided, however, that the Agent shall not be liable for any claims hereunder in excess of the amount of net proceeds received by the Agent from the sale of Registrable Securities pursuant to such Registration Statement, or Shelf Registration Statement, as the case may be.

            (c) Each indemnified party shall give notice in writing as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of any indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel, in addition to any local counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of any indemnified party, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 14 (whether or not the indemnified parties are actual or potential parties thereof), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 14(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

            (e) If the indemnification provided for in any of the indemnity provisions set forth in this Section 14 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Agent, from the offering of the Registrable Securities included in such offering or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Agent, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and Agent shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 14 were determined by pro rata allocation or by another method of allocation which does not take account of the equitable considerations referred to above in this Section 14. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 14 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 14, each person, if any, who controls the Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Agent, and each director of the Company and each officer of the Company who signed the Registration Statement or Shelf Registration Statement, as the case may be, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The parties hereto agree that any underwriting discount or commission or reimbursement of fees paid to the Agent pursuant to the Agency Agreement shall not be deemed to be a benefit received by the Agent in connection with the offering of the Registrable Securities in such offering.

            15. Miscellaneous. (a) Rule 144. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company covenants that it will file the reports required to be filed by it under
Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder, that if they cease to be so required to file such reports, they will upon the reasonable request of the Agent (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and (iii) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable the Agent to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (x) Rule 144 under the 1933 Act, as such Rule may be amended from time to time or (y) any similar rules or regulations hereafter adopted by the SEC. Upon the reasonable request of the Agent, the Company will deliver to the Agent a written statement as to whether they have complied with such requirements.

            (b) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Agent in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Agent hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

            (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Agent, which written consent may not be unreasonably withheld; provided, however, that no amendment, modification, supplement or waiver or consent to any departure from the provisions of Section 9 hereof shall be effective as against the Agent unless consented to in writing by the Agent.

            (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery:

            1.    If to the Agent, as follows:

                  TD Securities (USA) Inc.
                  c/o TD Securities Inc.
                  55 King Street West, 8th floor
                  Toronto Dominion Bank Tower
                  Toronto - Dominion Centre
                  Toronto, Ontario M5K 1A2
                  Attention: Greg McKnight;
                  Facsimile: (416) 983-3176

                  with a copy to:

                  Shearman & Sterling
                  Commerce Court West
                  199 Bay Street, Suite 4405
                  Toronto, Ontario M5L 1E8
                  Attention:  Brice T. Voran;
                  Facsimile: (416) 360-8484

            2.    If to the Company, as follows:

                  Golden Star Resources Ltd.
                  Suite 3000, 1660 Lincoln Street
                  Denver, Colorado, 80264

                  Attention: General Counsel
                  Facsimile: (303) 830-9094

                  with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York 10019-6064
                  Attention: Edward S. Maynard, Esq.
                  Facsimile: (212) 757-3990

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

            (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties hereto.

            (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND WHOLLY PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUR OF OR RELATING TO THIS AGREEMENT.

            (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    GOLDEN STAR RESOURCES LTD.


                                    By: /s/ Louis O. Peloquin
                                        ---------------------
                                        Name:  Louis O. Peloquin
                                        Title: Vice President, General Counsel
                                               and Secretary

Confirmed and accepted as of
  the date first above
  written:

TD SECURITIES (USA) INC.


By: /s/ Mario da Ponte
    ------------------
    Name:  Mario da Ponte
    Title: Vice President and Director